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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 2, 2006

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
 COMMISSION        REGISTRANT; STATE OF INCORPORATION;           IRS EMPLOYER
FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO.
-----------        -----------------------------------        ------------------
   1-9513                 CMS ENERGY CORPORATION                  38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550

   1-5611                CONSUMERS ENERGY COMPANY                 38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the third quarter and first nine months of 2006 and reaffirmed its guidance for 2006 adjusted earnings excluding mark-to-market impacts (non-U.S. generally accepted accounting principles). Attached to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

99.1   CMS Energy's News Release dated November 2, 2006

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A and Consumers Energy Company's ("Consumers'") Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy's and Consumers' subsequently filed Forms 10-Q (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CMS ENERGY CORPORATION

Dated: November 2, 2006


                                        By: /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        CONSUMERS ENERGY COMPANY

Dated: November 2, 2006


                                        By: /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit
 Number                        Exhibit
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
99.1      CMS Energy's News Release dated November 2, 2006
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